UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 800, 114 East 4th Avenue, Vancouver, British Columbia, Canada	V5T 1G4
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Officer

On February 24, 2022, Zymeworks Inc. (the “Company”) announced via press release that the Company’s board of directors (the “Board”) appointed Dr. Christopher Astle, age 42, the Company’s current Executive Director, Corporate and Commercial Finance, as Senior Vice President and Chief Financial Officer of the Company, effective February 24, 2022 following the filing of the Company’s Annual Report on Form 10-K. Dr. Astle succeeds Mr. Neil A. Klompas in the role of Chief Financial Officer. Following Dr. Astle’s appointment, Mr. Klompas will continue in his position as the Company’s Chief Operating Officer.

Dr. Astle joined Zymeworks in April 2021 and has served as its Executive Director, Corporate and Commercial Finance from April 2021 to February 2022. Prior to joining Zymeworks, Dr. Astle worked as a Chief Financial Officer at the CFO Centre in British Columbia, Canada from March 2020 to March 2021, and as Vice President, Finance at Alder BioPharmaceuticals Inc. in Seattle, Washington from April 2019 to February 2020. From August 2017 to January 2020, he served as Chief Executive Officer and founder of Think Forwards, a boutique financial consulting firm in London, United Kingdom. Dr. Astle worked at Allergan from 2011 to 2017, including as the Associate Vice President Finance, International Division from July 2016 to July 2017, managing multiple product launches, M&A transactions and restructurings, with a team of 170 across 60 countries. He is a UK Chartered Accountant (ICAS), qualifying at PwC London, UK in Audit & Pharmaceutical Performance Improvement Consulting with audit clients including GSK. Dr. Astle serves as a member of the board of directors of two private biotechnology companies, Oak Bay Biosciences (2020-present) and Healome Therapeutics (2021-present). During his time in the United Kingdom, he was the Chair of the 2018 CFO Agenda conference, guest lecturer at the Henley Business School, and judge at the British Accountancy Awards. Dr. Astle holds a PhD in Organic Chemistry from the University of Bristol (UK) and a MChem in Chemistry from the University of Liverpool (UK).

There are no arrangements or understandings between Dr. Astle and any other persons pursuant to which he was appointed Senior Vice President and Chief Financial Officer. There are also no family relationships between Dr. Astle and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Dr. Astle’s appointment as Senior Vice President and Chief Financial Officer, the Company and Dr. Astle entered into an amended and restated employment agreement effective as of February 24, 2022 (the “Employment Agreement”). The Employment Agreement does not have a specific term.

Pursuant to the Employment Agreement, Dr. Astle is entitled to the following compensation and benefits:

•

An annual base salary of $375,000, with eligibility to earn an annual discretionary bonus of up to 35% of his annual base salary, based upon the achievement of certain Company goals determined by the Board;

•

Options to purchase 125,000 of the Company’s common shares (the “Options”) at an exercise price per share equal to the fair market value on the date of grant. The Options will be granted under the Company’s Amended and Restated Stock Option and Equity Compensation Plan. 25% of the Options will vest and become exercisable on the one-year anniversary of the date of grant, and thereafter 1/36 of the remaining Options will vest on the last day of each month, until all of the Options have vested, subject to Dr. Astle’s continued service;

•	Eligibility to participate in the Company’s employee benefit plans, policies and arrangements;

•

If the Company terminates Dr. Astle’s employment without cause prior to April 1, 2024, then Dr. Astle will be eligible to receive twelve months of notice or the equivalent of twelve months of base salary as of the date notice is given, or any combination thereof that totals twelve months of combined notice and base salary. If such termination of employment occurs on or after April 1, 2024, Dr. Astle will be eligible to receive an additional one month of notice or the equivalent of one month of base salary as of the date notice is given, or any combination thereof, for each additional completed year of service after April 1, 2024, up to a total maximum of eighteen months. Dr. Astle will also be eligible for continuation of group health and dental benefits through the applicable notice period to the extent permitted by any applicable benefit plan. Such payments will be subject to Dr. Astle entering into a valid settlement agreement with the Company;

•

If Dr. Astle’s employment is terminated by the Company without cause within twelve months following a Change of Control (as defined in the Employment Agreement), Dr. Astle will be eligible to receive (x) eighteen months of base salary, (y) group extended health and dental benefits continuation as of the date of termination for eighteen months and (z) full vesting acceleration of all unvested and outstanding stock options or other equity grants as of the date of termination. Such payments will be subject to Dr. Astle entering into a valid settlement agreement with the Company; and

•

In addition, the Employment Agreement requires Dr. Astle, among other things, not to compete, either directly or indirectly, with the Company while employed by the Company and for up to six months following the termination of his employment with the Company. The Employment Agreement also requires Dr. Astle not to solicit the Company’s employees to terminate their relationship with the Company while he is employed by the Company and for up to one year following the termination of his employment with the Company.

In connection with his appointment, Dr. Astle will enter into a standard indemnification agreement in the form previously approved by the Board.

The compensatory and other material terms of Mr. Klompas’s employment with the Company will remain unchanged in connection with the foregoing.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 25, 2022, the Company filed a material change report with Canadian securities regulators regarding the appointment of Dr. Astle as Senior Vice President and Chief Financial Officer of the Company. A copy of this material change report is attached as Exhibit 99.1 hereto.

The information provided under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement by and between the Company and Christopher Astle, effective February 24, 2022.

99.1	Material Change Report dated February 25, 2022.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: February 25, 2022	By:	/s/ Neil A. Klompas
	Name:	Neil A. Klompas
	Title:	Chief Operating Officer

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